UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2009

Horizon Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana	000-10792	35-1562417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Franklin Square, Michigan City, Indiana		46360
(Address of Principal Executive Offices)		(Zip Code)

(219) 879-0211
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Director; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 10, 2009, the Board of Directors of Horizon Bancorp (“Horizon”) approved the recommendations of the Compensation Committee of the Board of Directors regarding the 2009 compensation for Horizon’s senior executive officers. The Compensation Committee originally adopted its recommendations on February 9, 2009, but reconvened on March 3, 2009 to reevaluate certain of its recommendations in light of the restrictions on executive compensation included in the American Recovery and Reinvestment Act (the “ARRA”), which was signed into law on February 17, 2009.

The Board of Directors approved the Compensation Committee’s recommendations for the 2009 Executive Officer Bonus Plan target metrics, including adjustments to reflect the recently announced Federal Deposit Insurance Corporation deposit insurance special assessment applicable to Horizon Bank, N.A. (the “Bank”), a wholly owned subsidiary of Horizon.

In addition, contingent upon legal and accounting advice regarding compliance with ARRA and the issuance of regulations and guidance pursuant to ARRA and other applicable laws, the Board authorized the payment of the 2008 bonuses earned under the 2008 Executive Officer Bonus Plan in the form of restricted stock instead of cash to the following executive officers: Craig M. Dwight, Horizon’s President and Chief Executive Officer; Thomas H. Edwards, Executive Vice President, James H. Foglesong, Horizon’s Chief Financial Officer through December 31, 2008, and Chief Risk Officer and Internal Auditor commencing January 1, 2009; and Mark E. Secor, the Bank’s Chief Investment and Asset Liability Manager through December 31, 2008, and Horizon’s Chief Financial Officer commencing January 1, 2009.

The scope and details of the ARRA restrictions on executive compensation are unclear and will not be fully known until the United States Department of the Treasury and the Securities and Exchange Commission issue implementing regulations and interpretative guidance. As the ARRA regulations and guidance are issued, Horizon’s Board of Directors and the Board’s Compensation Committee will continue to review and evaluate the ARRA requirements. In the event it becomes clear that Horizon is permitted to pay the 2008 cash bonuses that were earned by the executive officers, Horizon intends to do so. Such a determination may also affect whether Horizon pays future bonuses to the executive officers in cash or restricted stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 16, 2009	Horizon Bancorp

	By:	/s/ Craig M. Dwight
Craig M. Dwight, President and Chief Executive Officer